UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-23603

Alger ETF Trust

(Exact name of registrant as specified in charter)

100 Pearl Street, New York, New York 10004
(Address of principal executive offices)	(Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC

100 Pearl Street

New York, New York 10004
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report that is required to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C.  § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ALGER

THE ALGER ETF TRUST

ALGER 35 ETF
ALGER MID CAP 40 ETF

ANNUAL REPORT
DECEMBER 31, 2022

Alger is a signatory to the PRI and carbon neutral.

Table of Contents

The Alger ETF Trust

Shareholders’ Letter (Unaudited)	1

Fund Highlights (Unaudited)	9

Portfolio Summary (Unaudited)	13

Schedules of Investments	14

Statements of Assets and Liabilities	18

Statements of Operations	20

Statements of Changes in Net Assets	21

Financial Highlights	23

Notes to Financial Statements	25

Report of Independent Registered Public Accounting Firm	35

Additional Information (Unaudited)	37

The funds utilize the ActiveShares® methodology licensed from Precidian Investments, LLC (Precidian). Precidian's products and services are protected by domestic and international intellectual property protections, including, without limitation, the following issued patents and pending patent applications: 7813987, 8285624, 7925562, 13011746, 14528658, 14208966, 16196560.

Shareholders’ Letter (Unaudited)	December 31, 2022

Dear Shareholders,

Charting through a Sea of Doubt

“Uncertainty is an uncomfortable position. But certainty is an absurd one.” – Voltaire.

2022 was a year of global economic worry, as global market declines were driven by higher interest rates in response to elevated inflation, which pulled down valuations and expectations of future economic activity. At the beginning of the year, Russia’s invasion of Ukraine resulted in major supply chain disruptions and surging commodity prices, notably within energy and agriculture, sparking worries of an economic fallout in Europe. Moreover, central banks around the world made it clear that financial conditions would tighten, driven by expectations of an aggressive interest rate hiking cycle. China was also a significant influence on market uncertainty, where the country’s stringent approach to COVID-19 led to widespread lockdowns. However, Chinese officials reversed their approach by the fall, which improved market sentiment towards the end of the year.

While U.S. stocks rebounded in July after reaching lows in June, major indexes fell in August after Federal Reserve (“Fed”) chair, Jerome Powell, gave a speech arguing that restoring price stability will require a restrictive policy for some time and may bring pain to households and businesses. Towards the end of the fourth quarter, optimism around the possibility of a peak in the Fed’s tightening cycle was supported by favorable inflation data, as core Consumer Price Index (“CPI”) readings for October and November came in lower than expected. However, this uptick in sentiment quickly reversed after Mr. Powell reiterated the Fed’s “higher-for-longer” approach and projected a terminal rate above 5.00%, raising concerns about the sustainability of a rebound in stocks. Persistent inflation in services, particularly wages, remained a key concern for the Fed, and the inverted yield curve fueled fears of a policy error or economic downturn.

Facing a Weakening Economy

The Conference Board’s Index of Leading Economic Indicators (“LEI”) – a composite of economic information from areas like housing, building permits and durable goods orders – has historically proven to be a strong predictor of recessions, particularly when the index moves into negative territory. The LEI falling into negative territory in August 2022, in conjunction with the -4.5% year-over-year decline as of November 2022, collectively served as an indication that the U.S. economy may be approaching a recession in the next few months.

Further, over the past thirteen tightening cycles, the United States has only experienced three soft landings (i.e., a cyclical slowdown in economic growth that avoids a recession). Among those soft landings (1984, 1994-1995 and 2020), all three experienced approximately 300 basis points of rate hikes. As of December 31, 2022, the Fed has increased rates by approximately 425 basis points since it began its hiking cycle in March 2022. If history is any guide, we find it unlikely that the Fed can successfully achieve a soft landing, given the Fed has now hiked well above the approximate “soft landing” rate increase of 300 basis points. In fact, we’re already seeing signs of deterioration in rate sensitive areas like housing and consumer durables.

As a result of the foregoing, our current expectation is that the United States will enter – or perhaps has already entered – a recession. As of the writing of this letter, the Fed has continued to tighten financial conditions via its interest rate increases and the roll-off of debt from its balance sheet. Further, the broader money supply growth is decelerating and appears to be heading into its first outright contraction since 1938, which is likely to slow economic activity all on its own.

What Has Happened

Typically, we tend to see two phases when entering a recession, where companies in phase one experience valuation compression, followed by slower earnings growth in phase two.

Phase One

Higher interest rates lead to compressed valuations of long duration assets. As in the bond market, where interest rate changes impact long-term bonds more than short-term notes, long duration stocks, having more of their cashflows further into the future, are impacted more by rising rates. The best example of this would be small-cap growth stocks, which are generally perceived as long duration assets. However, we believe that long duration, small-cap growth stock valuations may have reached a floor, at least on a relative basis, as of this writing.

Phase Two

Corporate earnings tend to decline during recessions, although consensus expectations for the S&P 500 Index show earnings growth in 2023, as of this writing. That means that there may be a period of downward earnings revisions as we move into the new year. While the Treasury bond market appears to have priced in a recession, it remains to be seen whether equities will agree.

Not All Stocks Are Equal

In 2020, at the height of the pandemic, value stocks saw earnings decline while growth stocks as a group held up better, and small-cap growth stocks actually posted earnings increases.

This is because small growth fundamentals, in general, tend to hold up better in a recession. Fortunately, over the last three recessions, growth stock earnings have declined less than half as much as value stock earnings. There are, in our view, three reasons for this trend:

•	Growth stocks tend to have better balance sheets and less leverage, resulting in lower interest expenses. Having less interest expense means that a negative change to the topline (i.e., sales) may be less magnified on the bottom line.

So, better balance sheets and lower interest expenses help companies when revenues are not growing.

•	Growth stocks tend to have higher operating leverage, where higher margins generally help a company’s fundamental resiliency (i.e., companies with low variable costs tend to experience margin stability during periods of economic stress).

•	Growth stock fundamentals tend to be driven by market share gains, whereas value stock fundamentals tend to be more closely tied to the performance of the overall economy. For example, if a company is gaining market share, even in a stagnant or contracting market, it can post earnings-per-share (“EPS”). We have observed this in many sectors of the economy. Historically, innovative companies have shown growth during recessions. We saw it with personal computers in the early 1990s and smartphones and online advertising during the global financial crisis of 2008-2009, and with the continued steady growth of software during the COVID-19 crash of 2020.

During 2022, long duration stocks have dramatically underperformed the broader stock market, while companies with higher dividends and share repurchases have held up better. Unfortunately, this explains why some of the Alger strategies, which are comprised of higher growth, longer duration companies, have underperformed in 2022. Moreover, strategies tied to smaller growth companies with longer durations have seen relative valuation multiples drop to their lowest levels in nearly a quarter century. While it is certainly frustrating for shareholders to see performance fall to such levels, we believe that this may create a favorable opportunity going forward. The last time that small-cap growth traded this cheaply was in 2001, and these stocks went on to outperform the S&P 500 Index by more than 20% over the following two years.

Going Forward

We continue to believe that unprecedented levels of innovation are creating compelling investment opportunities - corporations are digitizing their operations, cloud computing growth continues to support future innovation, and artificial intelligence, which is gaining momentum in how we work and live, is helping us all to become more productive. In the Healthcare sector, we believe that advances in surgical technologies and innovations within biotechnology offer attractive opportunities ahead. As such, we intend to continue to focus on conducting in-depth fundamental research as we seek leaders of innovation rather than taking short-term bets on market sentiment. We believe doing so is the best strategy for helping our valued shareholders reach their investment goals.

Portfolio Matters

Alger 35 ETF

The Alger 35 ETF generated a -35.90% return during the fiscal year ended December 31, 2022, compared to the -18.11% return of the S&P 500 Index. During the reporting period, the largest sector weightings were Information Technology and Healthcare. The largest sector overweight was Healthcare and the largest sector underweight was Financials.

Contributors to Performance

The Consumer Discretionary and Materials sectors provided the largest contributions to relative performance. Regarding individual positions, Cabaletta Bio, Inc.; TransMedics Group, Inc.; Avidity Biosciences Inc.; Palo Alto Networks, Inc.; and McKesson Corporation were among the top contributors to absolute performance.

McKesson Corporation is the largest drug distributor in the United States, with sizable businesses in Canada and Europe, including distribution and retail pharmacy assets. The company is the largest non-acute care medical-surgical distributor and offers various supply chain services and technology. Shares contributed to performance during the period as the company reported strong quarterly results driven by better-than-expected operating profits within their pharmacy medical-surgical segments. Further, management raised fiscal 2023 guidance and noted that they do not anticipate incremental impact within their core operating segments despite a challenging macroeconomic environment.

Detractors from Performance

The Information Technology and Healthcare sectors were the largest detractors from relative performance. Regarding individual positions, Amazon.com, Inc.; Shopify, Inc.; Catalent Inc.; Apple Inc.; and Advanced Micro Devices, Inc. were among the top detractors from absolute performance.

Shopify provides a full-service, cloud-based software platform for small- and medium-sized businesses to establish and conduct e-commerce operations. Shopify’s solutions enable merchants to run their businesses across a multitude of channels by facilitating merchants’ ability to manage products and inventory, process orders and payments, build customer relationships, automate marketing campaigns and leverage analytics and reporting. Shopify is an innovation-led company that is generating high unit volume growth as it benefits from the positive dynamic change of consumer adoption of e-commerce. The company also generates attractive free cash flow. Shopify’s share price declined during the reporting period after the company announced it would reinvest gross profits into research and development, hire more engineers and salespeople, and introduce new marketing programs in order to expedite its growth. The level of investment was more than many investors had contemplated, which hurt the performance of Shopify shares.

Alger Mid Cap 40 ETF

The Alger Mid Cap 40 ETF generated a -41.55% return during the fiscal year ended December 31, 2022, compared to the -26.72% return of Russell Midcap Growth Index. During the reporting period, the largest sector weightings were Information Technology and Healthcare. The largest sector overweight was Communication Services and the largest sector underweight was Information Technology.

Contributors to Performance

The Real Estate and Utilities sectors provided the largest contributions to relative performance. Regarding individual positions, Celldex Therapeutics, Inc.; Coupa Software, Inc.; McKesson Corporation; Penumbra, Inc.; and Agilysys, Inc. were among the top contributors to absolute performance.

Coupa Software, Inc. is a cloud-based spend management platform that digitizes many areas of core transactional spending functions, including travel and expense management, invoicing and procurement. On December 12, 2022, Coupa announced that it entered into a definitive agreement to be acquired by Thoma Bravo for $8B, or $81 per share, in an all-cash transaction. Shares contributed to performance in response to the Thoma Bravo announcement, as the acquisition price was at a sizable premium.

Detractors from Performance

The Healthcare and Industrials sectors were the largest detractors from relative performance. Regarding individual positions, Signature Bank; Azenta, Inc.; Natera, Inc.; Datadog Inc.; and Everbridge, Inc. were among the top detractors from absolute performance.

Natera is a specialty lab providing genetic testing services in reproductive health, oncology and transplant. Non-invasive prenatal testing (“NIPT”), part of the company’s reproductive health franchise, has generated the majority of revenue historically; however, we believe Natera’s oncology business has potential to contribute toward a larger share of revenue as customers increasingly adopt these tests following positive insurance reimbursement decisions and favorable clinical trial results. Natera shares detracted from performance after the publication of what we believe was a largely unfounded short report by Hindenburg Research. The company also lost a false advertisement lawsuit brought by CareDx. Additionally, high-growth, high-valuation companies such as Natera were out of favor with investors during the reporting period. We believe many of the allegations in the short report regarding sales and the company’s relationship with a third-party billing vendor are irrelevant to Natera’s outlook and its oncology franchise, which we view as the company’s key growth engine.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Investment Officer

Fred Alger Management, LLC

These ETFs are different from traditional ETFs.

Traditional ETFs tell the public what assets they hold each day. These ETFs will not. This may create additional risks for your investment. Specifically:

•	You may have to pay more money to trade the ETFs’ shares. These ETFs will provide less information to traders, who tend to charge more for trades when they have less information.

•	The price you pay to buy ETF shares on an exchange may not match the value of the ETFs’ portfolios. The same is true when you sell shares. These price differences may be greater for these ETFs compared to other ETFs because they provide less information to traders.

•	These additional risks may be even greater in bad or uncertain market conditions.

The differences between these ETFs and other ETFs may also have advantages. By keeping certain information about the ETFs confidential, these ETFs may face less risk that other traders can predict or copy their investment strategies. This may improve the ETFs’ performance. If other traders are able to copy or predict the ETFs’ investment strategies, however, this may hurt the ETFs’ performance. For additional information regarding the unique attributes and risks of these ETFs, please refer to the prospectus.

The Funds are actively managed ETFs that do not seek to replicate the performance of specified indexes. The Funds do not provide daily disclosures of portfolio holdings, but instead provide verified intraday indicative values (“VIIVs”) calculated and disseminated every second throughout the trading day. The VIIVs are designed to be a highly correlated per share values of the underlying portfolios, but there is a risk that market prices of the Funds may vary significantly from their NAVs. The VIIV Calculation Methodology and historical daily comparisons of the Funds’ VIIVs to their NAVs are available on www. alger.com. The Funds’ trading on the basis of VIIVs may result in trades at wider bid/ask spreads than ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and, therefore, may cost investors more to trade. Although the Funds seek to benefit from keeping their portfolio information confidential, market participants may attempt to identify the Funds’ trading strategies, which, if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Funds and their shareholders. The Funds’ shares trade in the secondary market on NYSE Arca, Inc. and therefore may experience associated risks, such as the potential lack of an active market for the Funds’ shares, losses from trading in secondary markets, periods of high volatility, and disruptions in the creation and/or redemption process of the Funds. Any of these factors may cause the Funds’ shares to trade at premiums or discounts to NAVs. Creations and redemptions in the Funds occur through an agent called an “AP Representative” who is not obligated to engage in creations or redemptions. The Funds may have a limited number of AP Representatives and if AP Representatives are not able to proceed with creations and/or redemptions, the Funds’ shares may trade at discount to their NAVs and possibly face trading halts and/or delisting, and investors could experience significant losses as a result.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Alger 35 ETF and the Alger Mid Cap 40 ETF. This report is not authorized for distribution to prospective investors in either ETF unless preceded or accompanied by an effective prospectus for the applicable ETF. The ETFs’ returns represent the fiscal 12-month period return of the applicable ETFs’ share price and NAV returns. Returns include reinvestment of dividends and distributions.

The performance data quoted in these materials represent past performance, which is not an indication or guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in an ETF will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 223-3810.

The views and opinions of the ETFs’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in an ETF or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in an ETF and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in an ETF. Please refer to the Schedule of Investments, which is included in this report, for a complete list of the ETFs’ holdings as of December 31, 2022. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by an ETF during the 12-month fiscal period.

Risk Disclosure

Alger 35 ETF and Alger Mid Cap 40 ETF

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

For a more detailed discussion of the risks associated with the ETFs, please see the ETFs’ prospectuses.

Before investing, carefully consider an ETF’s investment objective, risks, charges, and expenses.

For a prospectus and summary prospectus containing this and other information or for an ETF’s most recent month-end performance data, visit www.alger.com, call (800) 223-3810 or consult your financial advisor. Read the prospectus and summary prospectus carefully before investing.

Distributor: Fred Alger & Company, LLC.

Listed on NYSE Arca, Inc.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•	Earnings per share (EPS) is calculated as a company’s profit divided by the outstanding shares of its common stock.

•	Free cash flow is the cash a company generates after taking into consideration cash outflows that support its operations and maintain its capital assets.

•	The Consumer Price Index (CPI) measures the monthly change in prices paid by U.S. consumers. The Bureau of Labor Statistics (BLS) calculates the CPI as a weighted average of prices for a basket of goods and services rep-resentative of aggregate U.S. consumer spending.

•	The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. Russell Midcap Growth Index performance does not reflect deductions for fees or expenses.

•	The Russell Midcap Index measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 27% of the total market capitalization of the Russell 1000 companies, as of the most recent reconstitution. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true midcap opportunity set.

•	The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 93% of the Russell 3000 Index, as of the most recent reconstitution. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are included.

•	The Russell 3000 Index measures the performance of the largest 3,000 US companies representing approximately 96% of the investable US equity market, as of the most recent reconstitution. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.

•	The S&P 500 Index tracks the performance of 500 large companies listed on stock exchanges in the U.S.

ALGER 35 ETF

Fund Highlights Through December 31, 2022 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger 35 ETF and the S&P 500 Index (an unmanaged index of common stocks) from May 3, 2021, the inception date of the Alger 35 ETF, through December 31, 2022. Figures for the Alger 35 ETF and the S&P 500 Index include reinvestment of dividends. Figures for the Alger 35 ETF also include reinvestment of capital gains. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER 35 ETF

Fund Highlights Through December 31, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 12/31/22

AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	Since inception
Alger 35 ETF – Net Asset Value (Inception 5/3/21)	(35.90)%	n/a	(22.55)%
Alger 35 ETF – Market Value (Inception 5/3/21)	(35.94)%	n/a	(22.58)%
S&P 500 Index	(18.11)%	n/a	(3.67)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions. Market price is determined using the bid/ask midpoint at 4:00 P.M. Eastern Time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the Fund first traded on NYSE Arca, Inc. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 223-3810.

ALGER MID CAP 40 ETF
Fund Highlights Through December 31, 2022 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Mid Cap 40 ETF and the Russell Midcap Growth Index (an unmanaged index of common stocks) from February 26, 2021, the inception date of the Alger Mid Cap 40 ETF, through December 31, 2022. Figures for the Alger Mid Cap 40 ETF and the Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap 40 ETF also include reinvestment of capital gains. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP 40 ETF
Fund Highlights Through December 31, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 12/31/22

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	Since inception
Alger Mid Cap 40 ETF – Net Asset Value (Inception 2/26/21)	(41.55)%	n/a	(23.08)%
Alger Mid Cap 40 ETF – Market Value (Inception 2/26/21)	(42.24)%	n/a	(23.61)%
Russell Midcap Growth Index	(26.72)%	n/a	(10.54)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions. Market price is determined using the bid/ask midpoint at 4:00 P.M. Eastern Time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the Fund first traded on NYSE Arca, Inc. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 223-3810.

PORTFOLIO SUMMARY†
December 31, 2022 (Unaudited)

SECTORS/SECURITY TYPES	Alger 35 ETF	Alger Mid Cap 40 ETF
Communication Services	11.5%	6.3%
Consumer Discretionary	13.0	7.4
Consumer Staples	0.0	3.3
Energy	7.8	3.7
Financials	2.0	0.0
Healthcare	31.5	25.7
Industrials	6.6	15.0
Information Technology	19.6	29.5
Real Estate	2.1	0.0
Total Equity Securities	94.1	90.9
Short-Term Investments and Net Other Assets	5.9	9.1
	100.0%	100.0%

† Based on net assets of each Fund.

THE ALGER ETF TRUST | ALGER 35 ETF
Schedule of Investments December 31, 2022

COMMON STOCKS—94.1%	SHARES	VALUE
AEROSPACE & DEFENSE—4.5%
HEICO Corp.	2,653	$407,607
APPLICATION SOFTWARE—2.4%
Datadog, Inc., Cl. A*	2,982	219,177
BIOTECHNOLOGY—15.3%
Avidity Biosciences, Inc.*	10,171	225,694
Biogen, Inc.*	649	179,721
Cabaletta Bio, Inc.*	28,046	259,426
Moderna, Inc.*	879	157,886
Natera, Inc.*	6,814	273,718
Prometheus Biosciences, Inc.*	859	94,490
Seagen, Inc.*	1,425	183,127
		1,374,062
CASINOS & GAMING—1.9%
MGM Resorts International	5,072	170,064
CONSTRUCTION MACHINERY & HEAVY TRUCKS—2.1%
Wabtec Corp.	1,881	187,743
DATA PROCESSING & OUTSOURCED SERVICES—1.0%
Toast, Inc., Cl. A*	4,752	85,679
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.9%
908 Devices, Inc.*	22,465	171,183
FINANCIAL EXCHANGES & DATA—2.0%
S&P Global, Inc.	533	178,523
HEALTHCARE DISTRIBUTORS—1.8%
McKesson Corp.	427	160,176
HEALTHCARE EQUIPMENT—4.1%
Intuitive Surgical, Inc.*	690	183,091
TransMedics Group, Inc.*	3,015	186,086
		369,177
HEALTHCARE TECHNOLOGY—1.9%
Veeva Systems, Inc., Cl. A*	1,059	170,901
INTERACTIVE MEDIA & SERVICES—2.6%
Pinterest, Inc., Cl. A*	9,712	235,807
INTERNET & DIRECT MARKETING RETAIL—11.1%
Amazon.com, Inc.*	5,120	430,080
JD.com, Inc.#	4,856	272,567
MercadoLibre, Inc.*	343	290,261
		992,908
LIFE SCIENCES TOOLS & SERVICES—1.8%
Bio-Techne Corp.	1,932	160,124
MANAGED HEALTHCARE—2.0%
Centene Corp.*	2,146	175,993
MOVIES & ENTERTAINMENT—8.9%
Live Nation Entertainment, Inc.*	3,852	268,638
Netflix, Inc.*	1,809	533,438
		802,076

THE ALGER ETF TRUST | ALGER 35 ETF
Schedule of Investments December 31, 2022 (Continued)

COMMON STOCKS—94.1% (CONT.)	SHARES	VALUE
OIL & GAS EQUIPMENT & SERVICES—5.4%
Schlumberger Ltd.	9,060	$484,348
OIL & GAS STORAGE & TRANSPORTATION—2.4%
Cheniere Energy, Inc.	1,429	214,293
PHARMACEUTICALS—4.6%
Catalent, Inc.*	9,277	417,558
REAL ESTATE SERVICES—2.1%
FirstService Corp.	1,512	185,296
SEMICONDUCTOR EQUIPMENT—2.0%
SolarEdge Technologies, Inc.*	624	176,761
SEMICONDUCTORS—2.7%
Advanced Micro Devices, Inc.*	3,786	245,219
SYSTEMS SOFTWARE—4.9%
Microsoft Corp.	1,831	439,110
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—4.7%
Apple, Inc.	3,274	425,391
TOTAL COMMON STOCKS
(Cost $9,307,719)		8,449,176
Total Investments
(Cost $9,307,719)	94.1%	$8,449,176
Unaffiliated Securities (Cost $9,307,719)		8,449,176
Other Assets in Excess of Liabilities	5.9%	534,296
NET ASSETS	100.0%	$8,983,472

*	Non-income producing security.
#	American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER ETF TRUST  |  ALGER MID CAP 40 ETF

Schedule of Investments December 31, 2022

COMMON STOCKS—90.9%	SHARES	VALUE
ADVERTISING—2.0%
The Trade Desk, Inc., Cl. A*	12,556	$562,886
AEROSPACE & DEFENSE—9.6%
Axon Enterprise, Inc.*	3,638	603,653
HEICO Corp., Cl. A	13,331	1,597,721
Mercury Systems, Inc.*	12,427	555,984
		2,757,358
APPLICATION SOFTWARE—21.4%
Agilysys, Inc.*	8,764	693,583
Appfolio, Inc., Cl. A*	5,187	546,606
Blackline, Inc.*	10,092	678,889
Coupa Software, Inc.*	16,068	1,272,103
Datadog, Inc., Cl. A*	3,924	288,414
Everbridge, Inc.*	20,055	593,227
Manhattan Associates, Inc.*	3,117	378,404
Model N, Inc.*	9,130	370,313
nCino, Inc.*	14,874	393,268
Synopsys, Inc.*	1,664	531,299
Workday, Inc., Cl. A*	2,340	391,552
		6,137,658
BIOTECHNOLOGY—11.2%
Cabaletta Bio, Inc.*	34,786	321,770
Celldex Therapeutics, Inc.*	21,689	966,679
IVERIC bio, Inc.*	8,455	181,021
Madrigal Pharmaceuticals, Inc.*	1,215	352,654
Natera, Inc.*	23,135	929,333
Vaxcyte, Inc.*	9,686	464,444
		3,215,901
CASINOS & GAMING—4.2%
Las Vegas Sands Corp.*	5,831	280,296
MGM Resorts International	27,276	914,564
		1,194,860
ENVIRONMENTAL & FACILITIES SERVICES—3.4%
Casella Waste Systems, Inc., Cl. A*	12,420	985,030
FOOD DISTRIBUTORS—3.3%
US Foods Holding Corp.*	27,572	937,999
HEALTHCARE DISTRIBUTORS—4.5%
McKesson Corp.	3,443	1,291,538
HEALTHCARE EQUIPMENT—1.6%
Penumbra, Inc.*	2,101	467,389
HEALTHCARE TECHNOLOGY—3.7%
Veeva Systems, Inc., Cl. A*	6,495	1,048,163
HOTELS RESORTS & CRUISE LINES—1.4%
H World Group Ltd.#	9,063	384,453
INTERNET & DIRECT MARKETING RETAIL—1.8%
Xometry, Inc., Cl. A*	15,864	511,297
INTERNET SERVICES & INFRASTRUCTURE—1.5%
Okta, Inc., Cl. A*	6,268	428,292

THE ALGER ETF TRUST  |  ALGER MID CAP 40 ETF

Schedule of Investments December 31, 2022 (Continued)

COMMON STOCKS—90.9% (CONT.)	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—3.3%
Bio-Techne Corp.	11,218	$929,748
MOVIES & ENTERTAINMENT—4.3%
Liberty Media Corp.-Liberty Formula One, Cl. C*	20,699	1,237,386
OIL & GAS EXPLORATION & PRODUCTION—3.7%
Diamondback Energy, Inc.	7,826	1,070,440
PHARMACEUTICALS—1.4%
Ventyx Biosciences, Inc.*	12,127	397,644
SEMICONDUCTOR EQUIPMENT—2.3%
SolarEdge Technologies, Inc.*	2,350	665,685
SEMICONDUCTORS—0.8%
Impinj, Inc.*	2,191	239,213
SYSTEMS SOFTWARE—3.5%
Palo Alto Networks, Inc.*	2,568	358,339
VMware, Inc., Cl. A*	5,234	642,526
		1,000,865
TRADING COMPANIES & DISTRIBUTORS—2.0%
WW Grainger, Inc.	1,003	557,919
TOTAL COMMON STOCKS
(Cost $26,415,215)		26,021,724
Total Investments
(Cost $26,415,215)	90.9%	$26,021,724
Unaffiliated Securities (Cost $26,415,215)		26,021,724
Other Assets in Excess of Liabilities	9.1%	2,616,432
NET ASSETS	100.0%	$28,638,156

*	Non-income producing security.
#	American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER ETF TRUST

Statements of Assets and Liabilities December 31, 2022

	Alger 35 ETF		Alger Mid Cap 40 ETF
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$8,449,176		$26,021,724
Cash and cash equivalents	557,754		2,645,387
Receivable for investment securities sold	—		791,603
Dividends and interest receivable	2,324		1,917
Receivable from Investment Manager	8,883		19,217
Prepaid expenses	434		1,330
Total Assets	9,018,571		29,481,178

LIABILITIES:
Payable for investment securities purchased	—		789,443
Accrued investment management fees	3,373		12,212
Accrued fund accounting fees	15,291		15,793
Accrued professional fees	7,688		11,888
Accrued custodian fees	3,881		3,810
Accrued printing fees	2,069		6,290
Accrued transfer agent fees	1,280		1,292
Accrued registration fees	1,030		1,142
Listing fees	302		972
Accrued other expenses	185		180
Total Liabilities	35,099		843,022
NET ASSETS	$8,983,472		$28,638,156

NET ASSETS CONSIST OF:
Paid in capital (unlimited shares authorized, par value of $.001 per share)	13,395,227		47,374,306
Net Accumulated Loss	(4,411,755)		(18,736,150)
NET ASSETS	$8,983,472		$28,638,156
* Identified cost	$9,307,719	(a)	$26,415,215	(b)

See Notes to Financial Statements.

(a)	At December 31, 2022, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $9,692,336, amounted to $1,243,160, which consisted of aggregate gross unrealized appreciation of $371,329 and aggregate gross unrealized depreciation of $1,614,489.

(b)	At December 31, 2022, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $26,890,111, amounted to $868,387, which consisted of aggregate gross unrealized appreciation of $1,488,170 and aggregate gross unrealized depreciation of $2,356,557.

THE ALGER ETF TRUST

Statements of Assets and Liabilities December 31, 2022 (Continued)

	Alger 35 ETF	Alger Mid Cap 40 ETF
SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:	687,500	2,450,000
NET ASSET VALUE PER SHARE:	$13.07	$11.69

See Notes to Financial Statements.

THE ALGER ETF TRUST

Statements of Operations for the year ended December 31, 2022

	Alger 35 ETF	Alger Mid Cap 40 ETF
INCOME:
Dividends (net of foreign withholding taxes*)	$57,699	$131,262
Interest	5,917	25,511
Total Income	63,616	156,773

EXPENSES:
Investment management fees — Note 3(a)	45,168	152,434
Fund accounting fees	61,156	71,787
Audit fees	21,316	22,313
Custodian fees	14,742	19,501
Prepaid listing expense	9,964	9,965
Printing fees	9,083	23,593
External valuation specialist fees	6,216	19,914
Transfer agent fees	5,120	5,422
Licensing fees	4,005	13,049
Legal fees	3,820	22,820
Registration fees	619	619
Trustee fees — Note 3(c)	439	1,343
Prepaid expenses	254	556
Interest expenses	110	—
Other expenses	2,838	2,071
Total Expenses	184,850	365,387
Less, expense reimbursements/waivers — Note 3(a)	(129,478)	(182,367)
Net Expenses	55,372	183,020
NET INVESTMENT INCOME (LOSS)	8,244	(26,247)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized (loss) on unaffiliated investments	(3,003,112)	(17,226,602)
Net realized gain on redemptions-in-kind	22,257	315,829
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(1,824,201)	122,251
Net realized and unrealized (loss) on investments	(4,805,056)	(16,788,522)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,796,812)	$(16,814,769)
* Foreign withholding taxes	$220	$—

See Notes to Financial Statements.

THE ALGER ETF TRUST

Statements of Changes in Net Assets

	Alger 35 ETF
	For the Year Ended December 31, 2022	From May 3, 2021 (commencement of operations) to December 31, 2021
Net investment income (loss)	$8,244	$(24,112)
Net realized (loss) on investments and in-kind redemptions	(2,980,855)	(519,424)
Net change in unrealized appreciation (depreciation) on investments	(1,824,201)	965,658
Net increase (decrease) in net assets resulting from operations	(4,796,812)	422,122

Dividends and distributions to shareholders:
Total dividends and distributions to shareholders	(5,088)	–

Increase from shares of beneficial interest transactions — Note 6:	268,250	12,995,000
Total increase (decrease)	(4,533,650)	13,417,122

Net Assets:
Beginning of period	13,517,122	100,000
END OF PERIOD	$8,983,472	$13,517,122

See Notes to Financial Statements.

THE ALGER ETF TRUST

Statements of Changes in Net Assets (Continued)

	Alger Mid Cap 40 ETF
	For the Year Ended December 31, 2022	From February 26, 2021 (commencement of operations) to December 31, 2021
Net investment (loss)	$(26,247)	$(108,940)
Net realized gain (loss) on investments, in-kind redemptions	(16,910,773)	1,079,838
Net change in unrealized appreciation (depreciation) on investments	122,251	(515,742)
Net increase (decrease) in net assets resulting from operations	(16,814,769)	455,156

Dividends and distributions to shareholders:
Total dividends and distributions to shareholders	–	(2,070,606)

Increase from shares of beneficial interest transactions — Note 6:	6,703,375	40,265,000
Total increase (decrease)	(10,111,394)	38,649,550

Net Assets:
Beginning of period	38,749,550	100,000
END OF PERIOD	$28,638,156	$38,749,550

See Notes to Financial Statements.

THE ALGER ETF TRUST

Financial Highlights for a share outstanding throughout the period

Alger 35 ETF

	For the Year Ended 12/31/2022	From 5/03/2021 (commencement of operations) to 12/31/2021(i)
Net asset value, beginning of period	$20.40	$20.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (ii)	0.01	(0.04)
Net realized and unrealized gain (loss) on investments	(7.33)	0.44
Total from investment operations	(7.32)	0.40
Dividends from net investment income	(0.01)	–
Net asset value, end of period	$13.07	$20.40
Net asset value, Total return	(35.90)%	2.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$8,983	$13,517
Ratio of gross expenses to average net assets	1.83%	1.85%
Ratio of expense reimbursements to average net assets	(1.28)%	(1.30)%
Ratio of net expenses to average net assets	0.55%	0.55%
Ratio of net investment income (loss) to average net assets	0.08%	(0.28)%
Portfolio turnover rate(iii)	187.01%	99.20%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

THE ALGER ETF TRUST

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap 40 ETF

	For the Year Ended 12/31/2022	From 2/26/2021 (commencement of operations) to 12/31/2021(i)
Net asset value, beginning of period	$20.00	$20.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.01)	(0.08)
Net realized and unrealized gain (loss) on investments	(8.30)	1.15
Total from investment operations	(8.31)	1.07
Distributions from net realized gains	—	(1.07)
Net asset value, end of period	$11.69	$20.00
Net asset value, Total return	(41.55)%	5.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$28,638	$38,750
Ratio of gross expenses to average net assets	1.19%	1.23%
Ratio of expense reimbursements to average net assets	(0.59)%	(0.63)%
Ratio of net expenses to average net assets	0.60%	0.60%
Ratio of net investment loss to average net assets	(0.09)%	(0.43)%
Portfolio turnover rate(iii)	256.37%	417.06%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

THE ALGER ETF TRUST

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a business trust under the laws of the Commonwealth of Massachusetts on March 24, 2020. The Alger 35 ETF and the Alger Mid Cap 40 ETF are each separate non-diversified series of the Trust (each, a “Fund” and together, the “Funds”). The Trust qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946-Financial Services – Investment Companies. Each Fund’s investment objective is to seek long-term capital appreciation. Under normal circumstances, each Fund invests primarily in equity securities. Shares of each Fund are listed for trading on the NYSE Arca, Inc.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of Trustees (the “Board”). Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

The Board has designated, pursuant to Rule 2a-5 under the 1940 Act, the Funds’ investment adviser, Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”) as their valuation designee (the “Valuation Designee”) to make fair value determinations subject to the Board’s review and oversight. The Valuation Designee has established a Valuation Committee (“Committee”) comprised of representatives of the Investment Manager and officers of the Funds to assist in performing the duties and responsibilities of the Valuation Designee.

The Valuation Designee has established valuation processes, including but not limited to: (i) making fair value determinations when market quotations for financial instruments are not readily available in accordance with valuation policies and procedures adopted by the Board; (ii) assessing and managing material risks associated with fair valuation determinations; (iii) selecting, applying and testing fair valuation methodologies; and (iv) overseeing and evaluating pricing services used by the Funds. The Valuation Designee reports its fair valuation determinations and related valuation information to the Board. The Committee generally meets quarterly and on a as-needed basis to review and evaluate the effectiveness of the valuation policies and procedures in accordance with the requirements of Rule 2a-5.

Investments in money market funds and short-term securities held by the Funds having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

THE ALGER ETF TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. The Funds cannot invest in Level 2 and Level 3 securities.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, U.S. Treasury securities, government money market funds, and repurchase agreements.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(d) Lending of Fund Securities: The Funds may lend their securities to financial institutions (other than to the Investment Manager or its affiliates), provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets including borrowings, as defined in its prospectus. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Funds’ custodian (“BBH” or the “Custodian”), in an amount equal to at least 102% of the current market value of U.S. loaned securities. The market value of the loaned securities is determined at the close of each business day of the Funds. Any required additional collateral is delivered to the Custodian each day and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of December 31, 2022.

THE ALGER ETF TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

(e) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income, if available, are declared and paid annually. Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which they were earned.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset values of the Funds and are designed to present the Funds’ capital accounts on a tax basis.

(f) In-Kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

(g) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax provision is required at the Fund level. Each Fund is treated as a separate entity for the purpose of determining such compliance.

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Funds’ tax returns remains open for three years. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

THE ALGER ETF TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

(h) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets.

(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

NOTE 3 — Investment Management Fees and Other Transactions with Affiliates:

(a) Investment Management Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Management Agreement with Alger Management, are payable monthly and computed based on the following annual rates based on a percentage of average daily net assets:

Actual Rate
Alger 35 ETF	0.45%
Alger Mid Cap 40 ETF	0.50%

Alger Management has contractually agreed to waive fees or reimburse Fund expenses (excluding acquired fund fees and expenses, taxes, brokerage and extraordinary expenses, if applicable) for the Funds through April 30, 2023 to the extent necessary to limit the total annual fund operating expenses from exceeding the rates, based on average daily net assets, listed below.

		FEES WAIVED / REIMBURSED FOR THE YEAR ENDED DECEMBER 31, 2022
Alger 35 ETF	0.55%	$129,478
Alger Mid Cap 40 ETF	0.60%	$182,367

Alger Management may recoup any fees waived or expenses reimbursed pursuant to the contract; however, a Fund will only make repayments to Alger Management if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) the Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed. For the year ended December 31, 2022, there were no recoupment payments made by the Funds to Alger Management.

(b) Brokerage Commissions: During the year ended December 31, 2022, Alger 35 ETF and Alger Mid Cap 40 ETF paid Fred Alger & Company, LLC, each Fund’s distributor and affiliate of Alger Management (the “Distributor” or “Alger LLC”), commissions of $6,253 and $12,583, respectively, in connection with securities transactions.

THE ALGER ETF TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

(c) Trustee Fees: Each trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (“Independent Trustee”), receives a fee of $156,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Institutional Funds, The Alger Funds II, The Alger Funds, The Alger Portfolios and Alger Global Focus Fund, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chair of the Board receives additional compensation of $22,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

The Board has adopted a policy requiring Trustees to receive a minimum of 10% of their annual compensation in shares of one or more of the funds in the Alger Fund Complex.

(d) Interfund Loans: The Funds, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under their investment restrictions, the Funds may lend uninvested cash in an amount up to 15% of their net assets to other funds in the Alger Fund Complex. If a Fund has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, such Fund will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Funds. There were no interfund loans outstanding as of December 31, 2022.

During the year ended December 31, 2022, the Funds did not incur interfund loan interest expense.

(e) Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management or Weatherbie Capital, LLC, an affiliate of Alger Management. There were no interfund trades during the year ended December 31, 2022.

(f) Other Transactions with Affiliates: Certain officers and one Trustee of the Trust are directors and/or officers of Alger Management, the Distributor, or their affiliates. At December 31, 2022, Alger Management and its affiliated entities owned 393,413 and 366,181 shares of Alger 35 ETF and Alger Mid Cap 40 ETF, respectively.

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions of each Fund, other than U.S. Government securities, in-kind transactions and short-term securities, for the year ended December 31, 2022:

	PURCHASES	SALES
Alger 35 ETF	$18,507,159	$19,036,000
Alger Mid Cap 40 ETF	73,990,008	74,692,516

THE ALGER ETF TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

The following summarizes the securities in-kind transactions of each Fund for the year ended December 31, 2022. Alger 35 ETF and the Alger Mid Cap 40 ETF had realized gains on in-kind transactions of $22,257 and $315,829, respectively. Net gains (losses) on in-kind redemptions are not considered taxable for federal income tax purposes.

	PURCHASES	SALES
Alger 35 ETF	$1,780,376	$1,520,420
Alger Mid Cap 40 ETF	10,473,878	4,360,328

NOTE 5 — Borrowings:

The Funds may borrow from the Custodian on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed, taking into consideration relevant overnight and short-term reference rates and the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Funds may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(d). For the year ended December 31, 2022, the Funds had the following borrowings from the Custodian and other funds in the Alger Fund Complex.

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger 35 ETF	$3,102	3.58%
Alger Mid Cap 40 ETF	76	5.70

The highest amount borrowed by each Fund from the Custodian and other funds in the Alger Fund Complex during the year ended December 31, 2022 was as follows:

HIGHEST BORROWING
Alger 35 ETF	$79,826
Alger Mid Cap 40 ETF	7,921

NOTE 6 — Share Capital:

Each Fund offers and issues shares at its NAV per share only in aggregations of a specified number of shares (a “Creation Unit”), generally in exchange for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”), together with the deposit of a specified cash payment (“Cash Component”). Shares of the Funds are listed for trading on NYSE Arca, Inc., a national securities exchange. Shares of the Funds are traded in the secondary market and elsewhere at market prices that may be at, above or below each Fund’s NAV. Shares of each Fund are redeemable only in Creation Units, generally in exchange for Deposit Securities and a Cash Component. Creation Units are typically a specified number of shares, generally 12,500 or multiples thereof, for each Fund. All orders to purchase Creation Units must be placed by or through authorized participants (“APs”) who have entered into agreements with Alger LLC, a registered broker-dealer. Each AP will establish and maintain a confidential brokerage account with an agent (known as an AP Representative), for the benefit of the AP, in order to engage in in-kind creation and redemption activity with the Funds.

THE ALGER ETF TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE PERIOD ENDED
	DECEMBER 31, 2022		DECEMBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Alger 35 ETF*
Shares sold**	112,500	$1,787,125	695,000	$13,777,625
Shares redeemed***	(87,500)	(1,518,875)	(37,500)	(782,625)
Net increase	25,000	$268,250	657,500	$12,995,000

Alger Mid Cap 40 ETF****
Shares sold**	825,000	$11,579,000	2,145,000	$44,592,250
Shares redeemed***	(312,500)	(4,875,625)	(212,500)	(4,327,250)
Net increase	512,500	$6,703,375	1,932,500	$40,265,000

*	Inception date May 3, 2021.
**	Includes in-kind purchases as shown in Note 4.
***	Includes in-kind sales as shown in Note 4.
****	Inception date February 26, 2021.

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended December 31, 2022 and the period ended December 31, 2021 was as follows:

	FOR THE YEAR ENDED	FOR THE PERIOD ENDED
	DECEMBER 31, 2022	DECEMBER 31, 2021
Alger 35 ETF*
Distributions paid from:
Ordinary Income	$5,088	$—
Long-term capital gain	—	—
Total distributions paid	$5,088	$—

Alger Mid Cap 40 ETF**
Distributions paid from:
Ordinary Income	$—	$2,070,448
Long-term capital gain	—	158
Total distributions paid	$—	$2,070,606

*	Inception date May 3, 2021.
**	Inception date February 26, 2021.

As of December 31, 2022, the components of accumulated gains (losses) on a tax basis were as follows:

THE ALGER ETF TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger 35 ETF
Undistributed ordinary income	$716
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(3,169,311)
Net unrealized depreciation	(1,243,160)
Total accumulated earnings	$(4,411,755)

Alger Mid Cap 40 ETF
Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(17,867,763)
Net unrealized depreciation	(868,387)
Total accumulated losses	$(18,736,150)

During the year ended December 31, 2022, the Funds had no capital loss carryforwards utilized for federal income tax purposes.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, tax treatment of partnership investments, realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

The Funds accrue tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax.

Permanent differences, primarily from in-kind redemptions on the Alger 35 ETF and net operating losses and in-kind redemptions on the Alger Mid Cap 40 ETF, resulted in the following reclassifications among the Funds’ components of net assets at December 31, 2022:

Alger 35 ETF
Net Earnings/(Loss)	$36,616
Paid in Capital	$(36,616)

Alger Mid Cap 40 ETF
Net Earnings/(Loss)	$(212,775)
Paid in Capital	$212,775

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of December 31, 2022 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

THE ALGER ETF TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger 35 ETF	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$1,037,883	$1,037,883	$—	$—
Consumer Discretionary	1,162,972	1,162,972	—	—
Energy	698,641	698,641	—	—
Financials	178,523	178,523	—	—
Healthcare	2,827,991	2,827,991	—	—
Industrials	595,350	595,350	—	—
Information Technology	1,762,520	1,762,520	—	—
Real Estate	185,296	185,296	—	—
TOTAL COMMON STOCKS	$8,449,176	$8,449,176	$—	$—
TOTAL INVESTMENTS IN SECURITIES	$8,449,176	$8,449,176	$—	$—

Alger Mid Cap 40 ETF	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	1,800,272	1,800,272	—	—
Consumer Discretionary	2,090,610	2,090,610	—	—
Consumer Staples	937,999	937,999	—	—
Energy	1,070,440	1,070,440	—	—
Healthcare	7,350,383	7,350,383	—	—
Industrials	4,300,307	4,300,307	—	—
Information Technology	8,471,713	8,471,713	—	—
TOTAL COMMON STOCKS	$26,021,724	$26,021,724	$—	$—
TOTAL INVESTMENTS IN SECURITIES	$26,021,724	$26,021,724	$—	$—

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial reporting purposes. As of December 31, 2022, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash and cash equivalents
Alger 35 ETF	$557,754	$—	$557,754	$—
Alger Mid Cap 40 ETF	2,645,387	—	2,645,387	—

NOTE 9 — Principal Risks:

Each Fund is an actively managed ETF that does not seek to replicate the performance of a specified index. The Fund does not provide daily disclosure of its portfolio holdings, but instead provides a verified intraday indicative value (“VIIV”) calculated and disseminated every second throughout the trading day. The VIIV is designed to be a highly correlated per share value of the underlying portfolio, but there is a risk that market price of the Fund may vary significantly from its NAV. The VIIV Calculation Methodology and a historical daily comparison of the Fund’s VIIV to its NAV is available on www.alger.com. Because the Fund trades on the basis of a VIIV, it may trade at a wider bid/ask spread than ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and, therefore, may cost investors more to trade. Although the Fund seeks to benefit from keeping its portfolio information confidential, market participants may attempt to identify the Fund’s trading strategy, which, if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders. The Fund’s shares trade in the secondary market on NYSE Arca, Inc. and therefore may experience associated risks, such as the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility, and disruptions in the creation and/or redemption process of the Fund. Any of these factors may cause the Fund’s shares to trade at a premium or discount to NAV. Creations and redemptions in the Fund occur through an agent called an “AP Representative” who is not obligated to engage in creations or redemptions. The Fund may have a limited number of AP Representatives and if AP Representatives are not able to proceed with creations and/ or redemptions the Fund’s shares may trade at a discount to NAV and possibly face trading halts and/or delisting, and investors could experience significant losses as a result.

THE ALGER ETF TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Each Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

NOTE 10 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to December 31, 2022, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of the Alger ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of The Alger ETF Trust, comprising Alger Mid Cap 40 ETF and Alger 35 ETF (collectively, the “Funds”), including the schedules of investments, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from February 26, 2021 (commencement of operations) through December 31, 2021 for Alger Mid Cap 40 ETF and from May 2, 2021 (commencement of operations) through December 31, 2021 for Alger 35 ETF, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year then ended and for the period from February 26, 2021 (commencement of operations) through December 31, 2021 for Alger Mid Cap 40 ETF and from May 2, 2021 (commencement of operations) through December 31, 2021 for Alger 35 ETF in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

New York, New York

February 24, 2023

We have served as the auditor of one or more investment companies within the Alger group of investment companies since 2009.

THE ALGER ETF TRUST

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares, if applicable; and ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting July 1, 2022 and ending December 31, 2022 and held for the entire period.

Actual Expenses

The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2022” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the Fund’s shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of Fund shares or deduction of insurance charges against assets or annuities. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER ETF TRUST

ADDITIONAL INFORMATION (Unaudited) (Continued)

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Six Months Ended December 31, 2022(a)	Expense Ratio For the Six Months Ended December 31, 2022(b)
Alger 35 ETF
Actual	$1,000.00	$926.20	$2.67	0.55%
Hypothetical(c)	1,000.00	1,022.43	2.80	0.55

Alger Mid Cap 40 ETF
Actual	$1,000.00	$908.30	$2.89	0.60%
Hypothetical(c)	1,000.00	1,022.18	3.06	0.60

(a)	Expenses are equal to the annualized expense ratio of the Fund, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

Trustees and Officers of the Trust

Information about the Trustees and officers of the Trust is set forth below. In the table the term “Alger Fund Complex” refers to the Trust, The Alger Portfolios, The Alger Funds, The Alger Institutional Funds, Alger Global Focus Fund and The Alger Funds II, each of which is a registered investment company managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year.

Additional information regarding the Trustees and officers of the Trust is available in the Trust’s Statement of Additional Information.

THE ALGER ETF TRUST

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth) and Address(1)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Alger Fund Complex(3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2):

Hilary M. Alger (1961)	Trustee since 2020	Non-Profit Fundraising Consultant since 2015, Schultz & Williams, Non-profit Fundraising Consultant since 2014, Hilary Alger Consulting, Emeritus Trustee since 2020 and Trustee from 2013 to 2020, Philadelphia Ballet; School Committee Member since 2017, Germantown Friends School.	29	Board of Directors, Alger Associates, Inc.; Director of Target Margin Theater
Non-Interested Trustees:

Charles F. Baird, Jr. (1953)	Trustee since 2020	Managing Partner since 1997, North Castle Partners (private equity securities group).	29	None
Roger P. Cheever (1945)	Trustee since 2020	Retired; Associate Vice President for Development Strategy from 2020 to 2021 and Associate Vice President Principal Gifts from 2008 to 2020, Harvard University.	29	Board of Directors, Alger SICAV Fund
David Rosenberg (1962)	Trustee since 2020	Associate Professor of Law since August 2000, Zicklin School of Business, Baruch College, City University of New York.	29	None
Nathan E. Saint-Amand M.D. (1938)	Trustee since 2020	Medical doctor in private practice since 1970; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988.	29	None

(1)   The address of each Trustee is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.

(2)   Ms. Alger is an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Trust by virtue of her ownership control of Alger Associates, Inc., which indirectly controls Alger Management and its affiliates.

(3)   “Alger Fund Complex” refers to the Trust and the five other registered investment companies managed by Alger Management and the series therof. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the board of trustees of the other five registered investment companies in the Alger Fund Complex.

THE ALGER ETF TRUST

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth), Position with Trust and Address(1)	Principal Occupations	Officer Since
Officers(2):

Hal Liebes (1964) President, Principal Executive Officer	Executive Vice President, Chief Operating Officer (“COO”), Secretary and Managing Member, Alger Management; Managing Member, Alger LLC; COO and Secretary, Alger Associates, Inc.; COO, Secretary and Manager, Alger Alternative Holdings, LLC and Alger Alternative Holdings II, LLC; Director, Alger SICAV, Alger International Holdings; Vice President, COO, Managing Member and Secretary, Alger Capital, LLC and Alger Group Holdings, LLC; Executive Director and Chairman, Alger Management, Ltd.; Manager and Secretary, Weatherbie Capital, LLC, Alger Weatherbie Holdings, LLC and Alger Apple Real Estate LLC; Manager, Alger Partners Investors I LLC, Alger Partners Investors II LLC, and Alger Partners Investors KEIGF; Secretary, Alger Boulder I LLC; Director and Secretary, The Foundation for Alger Families.	2020
Tina Payne (1974) Secretary, Chief Compliance Officer, Chief Legal Officer	Senior Vice President, General Counsel, Chief Compliance Officer (“CCO”) and Assistant Secretary, Alger Management; Senior Vice President, General Counsel, and Secretary, Alger LLC; CCO and Authorized Signer, Alger Management, Ltd.; Vice President and Assistant Secretary, Alger Group Holdings, LLC; Assistant Secretary, Weatherbie Capital, LLC, Alger Alternative Holdings, LLC, Alger Alternative Holdings II, LLC and Alger- Weatherbie Holdings, LLC.	2020
Michael D. Martins (1965) Treasurer, Principal Financial Officer	Senior Vice President of Alger Management.	2020
Anthony S. Caputo (1955) Assistant Treasurer	Vice President of Alger Management.	2020
Sergio M. Pavone (1961) Assistant Treasurer	Vice President of Alger Management.	2020
Mia G. Pillinger (1989) Assistant Secretary	Vice President and Associate Counsel of Alger Management. Formerly, Associate at Willkie Farr & Gallagher, LLP, from 2016 to 2020.	2020
Sushmita Sahu (1981) AML Compliance Officer	Vice President of Alger Management.	2021

(1)	The address of each officer is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.
(2)	Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.

The Statement of Additional Information contains additional information about the Trust’s Trustees and officers and is available without charge upon request by calling (800) 223-3810.

THE ALGER ETF TRUST

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Management Agreement

At a meeting held on September 13, 2022 (the “Meeting”), the Board of Trustees (the “Board”) of The Alger ETF Trust (the “Trust”), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), reviewed and approved the continuation of the investment management agreement between Fred Alger Management, LLC (“Fred Alger Management” or the “Manager”) and the Trust, on behalf of each Fund (the “Management

Agreement”), for an additional one-year period.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager and its representatives at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information the Manager provided in response to a request for information Independent Trustee counsel submitted to the Manager on behalf of the Independent Trustees in connection with the Board’s annual contract consideration, as well as information provided in response to a supplemental request from Independent Trustee counsel on behalf of the Independent Trustees. The materials for the Meeting included a presentation and analysis of the Funds and the Manager by FUSE Research Network LLC (“FUSE”), an independent consulting firm. The Board also received a presentation from FUSE representatives at the Meeting and, among other things, received a description of the methodology FUSE used to select the exchange-traded funds (“ETFs”) included in each Fund’s Peer Universe and Peer Group (as described below). The Board considered the information provided to it about the Funds together, and with respect to each Fund separately, as the Board deemed appropriate.

The Independent Trustees also received advice from, and met separately with, their Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement. The Independent Trustees also received a memorandum from Independent Trustee counsel discussing the legal standards and their duties in considering the continuation of the Management Agreement. In addition, prior to the Meeting, the chair of the Board, on behalf of the other Independent Trustees, conferred with Independent Trustee counsel about the contract renewal process.

The Board reviewed the materials provided and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the short- and long-term investment performance of each Fund; (iii) the costs of the services the Manager provided and profits it realized; (iv) the extent to which economies of scale are realized as a Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

In the discussions that follow, reference is made to the “median” in the Peer Group and Peer Universe categories. With respect to performance, below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median of the funds in the relevant Performance Universe. With respect to expenses, below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the relevant Expense Group (as described below).

THE ALGER ETF TRUST

ADDITIONAL INFORMATION (Unaudited) (Continued)

In particular, in approving the continuance of the Management Agreement, the Board considered the following factors:

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager to the Funds. This information included, among other things, the qualifications, background and experience of the professional personnel who perform services for the Funds; the structure of investment professional compensation; oversight of third-party service providers; investment performance, fee information and related financial information for each Fund; fees and payments to intermediaries for fund administration, transfer agency and shareholder services; legal and compliance matters, including related to each Fund’s operation as an ETF pursuant to exemptive relief obtained from the Securities and Exchange Commission; risk controls; pricing and other services provided by the Manager; and the range of advisory fees charged by the Manager to other funds and accounts, including the Manager’s explanation of differences among accounts where relevant. The Board noted that it received information at regular meetings throughout the year regarding the services rendered by the Manager concerning the management of each Fund’s affairs, including certain portfolio manager presentations, and the Manager’s role in coordinating and overseeing providers of other services to the Funds. The Trustees also noted that the Funds are not designed to track the performance of an index, and investment decisions are the primary responsibility of Fred Alger Management.

The Board noted Fred Alger Management’s history and expertise in the “growth” style of investment management, as well as Fred Alger Management’s consistency in applying its “growth” style investment philosophy and process. The Board noted the length of time the Manager had provided services as an investment adviser to each Fund and also noted FUSE’s analysis that the long-term performance record of certain series in the Alger Family of Funds supports Fred Alger Management’s overall investment capabilities.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a Fund that is part of the Alger Family of Funds. The Board noted the strong financial position of the Manager and its commitment to the fund business.

Following consideration of such information, the Trustees determined that they remain satisfied with the nature, extent and quality of services provided by the Manager to the Funds under the Management Agreement.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods. The Board considered the performance returns for each Fund in comparison to the performance returns of a universe of ETFs deemed comparable to the Fund based on various investment, operational, and pricing characteristics (“Peer Universe”), and a group of ETFs from within such Peer Universe deemed comparable to the Fund based primarily on investment strategy similarity (“Peer Group”), each as selected by FUSE, as well as to the Fund’s benchmark index.

THE ALGER ETF TRUST

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board also reviewed and considered Fund performance reports provided by management and discussions that occurred with investment personnel and senior management at Board meetings throughout the year. The Board further noted that representatives of the Manager review with the Trustees the recent and longer-term performance of each Fund, including contributors to and detractors from Fund performance at every quarterly meeting of the Board throughout the year. In considering the Funds’ performance generally, the Board observed the Manager’s consistency in implementing its growth style investment process and philosophy for the Funds and considered how growth-oriented stocks recently have been negatively impacted by various market events, which resulted in the underperformance of funds that invest in such stocks, particularly “growthier offerings” such as the Funds, for the year-to-date period ended June 30, 2022. In this regard, the Board considered FUSE’s commentary regarding the Funds’ growth investment style as compared to a universe of peers comprised of actively managed funds within each Fund’s Morningstar category and as compared to each Fund’s benchmark index, as measured by Morningstar’s Raw Value-Growth score.

The Trustees concluded that each Fund’s performance was acceptable, noting the Funds’ recent underperformance but acknowledging the overall performance of growth-oriented stocks in light of the Funds’ growth investment style. In evaluating Fund performance, the Board considered that a Peer Universe that is concentrated around the median can result in smaller differences in performance having a larger impact on rankings as compared to less concentrated peer universes. Further discussion of the Board’s considerations with respect to each Fund’s performance is set forth below.

Alger 35 ETF. The Board considered that the Fund had recently commenced operations and thus had a limited performance history. The Board noted that the Fund’s annualized total return for the one-year and since inception periods underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-year and since inception periods was in the third quartile of its Peer Universe. The Board further noted that the Fund had underperformed its benchmark index for the one-year and since inception periods. The Board also considered that the Fund has generally been “growthier” than the median of its peers, as measured by Morningstar’s Raw Value- Growth score.

Alger Mid Cap 40 ETF. The Board considered that the Fund had recently commenced operations and thus had a limited performance history. The Board noted that the Fund’s annualized total return for the one-year and since inception periods underperformed the median of its Peer Group. The Board also noted that Fund’s annualized total return for the one-year and since inception periods was in the fourth quartile of its Peer Universe. The Board further noted that the Fund had underperformed its benchmark index for the one-year and since inception periods. The Board considered FUSE’s commentary that the “growthy” nature of the Fund has negatively impacted performance since the Fund’s launch.

THE ALGER ETF TRUST

ADDITIONAL INFORMATION (Unaudited) (Continued)

Comparative Fees and Expenses

For each Fund, the Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to Fred Alger Management in light of the nature, extent and quality of the services provided by the Manager pursuant to the Management Agreement. The Board also reviewed and considered the fee waiver and/ or expense reimbursement arrangements for each Fund and considered the actual fee rate (after taking such waivers and reimbursements into account) payable by the Fund (the “Actual Management Fee”). Additionally, the Board received and considered information comparing each Fund’s Contractual Management Fee, Actual Management Fee and overall expenses, including administrative fees payable to Fred Alger Management, with those of the funds in the Peer Group provided by FUSE. For purposes of the comparisons below, the FUSE Contractual Management Fee includes fees paid to affiliates for administrative services under a separate agreement.

The Board discussed the factors that could contribute to each Fund’s Contractual Management Fee, Actual Management Fee or total expenses being above or below the median of the Fund’s Peer Group. The Board concluded that the Contractual Management Fee charged to each Fund is reasonable in relation to the services rendered by Fred Alger Management and is the product of arm’s length negotiations. Further discussion of the Board’s considerations with respect to each Fund’s comparative fees and expenses is set forth below.

Alger 35 ETF. The Board noted that the Contractual Management Fee and total expenses for the Fund were below the median, and in the first (least expensive) and second quartiles of its Peer Group, respectively.

Alger Mid Cap 40 ETF. The Board noted that the Contractual Management Fee for the Fund was below the median and in the second quartile of its Peer Group, and the total expenses for the Fund was equal to the median of its Peer Group.

In connection with its consideration of each Fund’s fees payable under the Management Agreement, the Board also received information on the range of fees charged by the Manager for funds and accounts of a similar investment strategy to the Funds, to the extent applicable. The Board noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of U.S. registered funds, such as the Funds, versus those accounts and the differences in the levels of services required by the Funds and those accounts.

Profitability

The Board reviewed and considered information regarding the profits realized by Fred Alger Management in connection with the operation of each Fund. In this respect, the Board considered overall profitability, including in comparison to certain investment advisory peers, as well as the profits of Fred Alger Management in providing investment management and other services to each Fund during the year ended June 30, 2022. The Board also reviewed the profitability methodology and any changes thereto, noting that management maintains a consistent methodology year to year. The Board considered FUSE’s commentary that the profitability methodology is consistent with the methodology other public asset managers use.

THE ALGER ETF TRUST

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board noted that costs incurred in establishing and maintaining the infrastructure necessary for the fund operations conducted by Fred Alger Management may not be fully reflected in the expenses allocated to each Fund in determining Fred Alger Management’s profitability. The Board also noted that the scope of services provided by the Manager, and the related costs of providing those services, had expanded over time as a result of regulatory and other developments.

The Board also considered the extent to which the Manager might derive ancillary benefits from Fund operations, including, for example, through soft dollar arrangements. Based upon its consideration of all these factors, the Trustees concluded that the level of profits realized by Fred Alger Management from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

For each Fund, the Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of Fund shareholders. The Board considered the Manager’s view that the overall size of Fred Alger Management allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses.

The Trustees concluded that for each Fund, to the extent economies of scale may be realized by Fred Alger Management, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows.

Conclusion

The Board’s consideration of the Contractual Management Fee for each Fund also had the benefit of a number of years of reviews of the Management Agreement, during which lengthy discussions took place between the Board and representatives of the Manager. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the Fund’s arrangements in prior years.

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including the Independent Trustees voting separately, unanimously approved the continuation of the Management Agreement for an additional one-year period.

THE ALGER ETF TRUST

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 6/22/21

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number and

• Account balances and

• Transaction history and

• Purchase history and

• Assets

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

THE ALGER ETF TRUST

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?	Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

What we do
How does Alger protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Alger collect my personal information?

We collect your personal information, for example, when you:

• Open an account or

• Make deposits or withdrawals from your account or

• Give us your contact information or

• Provide account information or

• Pay us by check.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes ─ information about your credit worthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER ETF TRUST

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 223-3810 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds file their complete schedules of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their month-end top 10 holdings (with respect to Alger Mid Cap 40 ETF) and month-end top 5 holdings (with respect to Alger 35 ETF) with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including AP Representatives, financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. These agreements must be approved by the Trust’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

THE ALGER ETF TRUST

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of a Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 223-3810 to obtain such information.

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Trust has adopted and implemented a liquidity risk management program (the “LRMP”), which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board met on December 6, 2022 (the “Meeting”) to review the LRMP. The Board previously appointed Alger Management as the program administrator for the LRMP and approved an agreement with ICE Data Services (“ICE”), a third party vendor that assists each Fund with liquidity classifications required by the Liquidity Rule. Alger Management also previously delegated oversight of the LRMP to the Liquidity Risk Committee (the “Committee”). At the Meeting, the Committee, on behalf of Alger Management, provided the Board with a report that addressed the operation of the LRMP and assessed its adequacy and effectiveness of implementation, and any material changes to the LRMP (the “Report”). The Report covered the period from December 1, 2021 through November 30, 2022 (the “Review Period”).

The Report stated that the Committee assessed each Fund’s liquidity risk by considering qualitative factors such as a Fund’s investment strategy, holdings, diversification of investments, redemption policies, cash flows, cash levels, shareholder concentration, and access to borrowings, among others, in conjunction with the quantitative classifications generated by ICE. In addition, in connection with the review of each Fund’s liquidity risks and the operation of the LRMP and the adequacy and effectiveness of its implementation, the Committee also evaluated the levels at which to set the reasonably anticipated trade size (“RATS”) and market price impact. The Report described the process for determining that a Fund primarily holds investments that are highly liquid. The Report noted that the Committee also performed stress tests on each Fund, concluded that each Fund remained primarily highly liquid. The Report stated that during the Reporting Period, the Committee approved updated liquidity parameters for each Fund based on discussions with ICE, certain other third parties, and internal groups at Alger Management relating to RATS and average daily trading volumes in normal and stressed conditions for the various market capitalizations of holdings in each Fund.

THE ALGER ETF TRUST

ADDITIONAL INFORMATION (Unaudited) (Continued)

There were no material changes to the LRMP during the Review Period. The Report provided to the Board stated that the Committee concluded that, based on the operation of the functions, as described in the Report, during the Review Period, the Trust’s LRMP was operating effectively and adequately with respect to each Fund and has been effectively implemented during the Review Period.

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THE ALGER ETF TRUST

100 Pearl Street, 27th Floor

New York, NY 10004
(800) 223-3810
www.alger.com

Investment Manager

Fred Alger Management, LLC

100 Pearl Street, 27th Floor

New York, NY 10004

Distributor

Fred Alger & Company, LLC

100 Pearl Street, 27th Floor

New York, NY 10004

Custodian, Transfer Agent and Dividend Disbursing Agent

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

This report is submitted for the general information of the shareholders of The Alger ETF Trust. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

ETFAR

ITEM 2.	CODE OF ETHICS.

(a)
The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Charles F. Baird, Jr. is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. Baird is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:
December 31, 2022	$37,000
December 31, 2021	$36,000

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:
December 31, 2022	$6,500
December 31, 2021	$6,200

d) All Other Fees:
December 31, 2022	$4,190
December 31, 2021	$4,536

Other fees include a review and consent for Registrant’s registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees
December 31, 2022	$300,142	€99,042
December 31, 2021	$228,972	€91,934

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

i) Not Applicable

j) Not Applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	INVESTMENTS.

(a) A Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger ETF Trust

By:	/s/ Hal Liebes

Hal Liebes
Principal Executive Officer

Date:	February 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hal Liebes

Hal Liebes
Principal Executive Officer

Date:	February 22, 2023

By:	/s/ Michael D. Martins

Michael D. Martins
Principal Financial Officer

Date:	February 22, 2023